Second Quarter 2018 Earnings Slides August 7, 2018

Forward-Looking Statements This presentation includes forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking statements are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements. Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. Factors that could cause or contribute to such differences include those matters disclosed in the company’s Securities and Exchange Commission filings. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements. 2

Q2 2018 Highlights Revenues Highlights Fundamentals $956.6 $858.0 • Revenue growth +11% • Diversified and complementary 85.1 70.1 business services model 333.2 • Operating Adjusted EPS +26% 298.7 KAR • Adjusted EBITDA +8% 538.3 489.2 2017 2018 • Revenue +10% • Off-lease supply driving volume growth AFC 9% • Total volume growth +9% • Revenue per unit growth largely due to ancillary services growth IAA • Physical auction RPU +$91 ADESA 35% ADESA • Adjusted EBITDA decline due to 56% • Same store incremental operating profit planned TradeRev losses margin 20% • Adjusted EBITDA -2% AFC • Revenue +12% • Total Loss 17.6% Q2 2018 vs. 17.1% 9% • Volume growth +7% Q2 2017 (CCC) IAA • Scrap pricing +15% (American 35% ADESA • North American inv growth +2% IAA 56% Recycler, Q2 2018 vs. Q2 2017) • Adjusted EBITDA +16% • Miles driven +0.3% (FHWA, YTD • Incremental operating profit margin 35% through May. 2018 vs. 2017) AFC • Revenue +21% • Conservative portfolio management 9% • LTU growth +5% • Increasing gross revenue per loan transaction due to higher average loan • Provision for credit losses as a percent of AFC IAA ADESA balances 35% 56% managed receivables 1.5% • Adjusted EBITDA +25% 3

Clear Shareholder Friendly Capital Allocation Framework Strategic Share Capex Dividends Investments Repurchases • Historically ~18% - 20% of • 45% - 50% of FCF • Acquisitions that leverage • Tool for managing cash and Adjusted EBITDA, plus • Highlights consistency & wholecar auction cyclical leverage strategic investments strength of free cash flow recovery (indep auctions) • PRIORITIES Complementary technology • New geographies 2016 $155M Spent $157M Paid $432M Acquisitions $80M Repurchased • Technology $77M • $1.14 per share paid • Brashers (8 Ind Auctions) • $500M three year • Physical $51M • Orlando (Indep Auction) authorization approved in • Chicago Greenfield $27M • GRS (UK Online Auctions) October 2016 • Flint (Indep Auction) • 1.9M shares repurchased 2017 $152M Spent $175M Paid $73M Acquisitions $150M Repurchased • Technology $90M • $1.28 per share paid • DRIVIN (Data Analytics) • 3.3M shares repurchased • Physical $62M • DAS (Transportation) • $270M Authorization • TradeRev (Online Sales) Remaining • POIS (Total Loss Solutions) 2018 $80M Spent $94M Paid $23M Acquisitions $50M Repurchased • Technology $51M • $0.70 per share paid • STRATIM (Mobility) / • 0.9M shares repurchased • Physical $29M February 2018 • $220M Authorization Remaining 4

June 30, 2018 Leverage (US$ in millions) Balance Maturity Term Loan B-4 (Adjusted LIBOR + 2.25%) $710 2021 Term Loan B-5 (Adjusted LIBOR + 2.50%) 1,040 2023 Revolving Credit Facility (Adjusted LIBOR + 2.00%) 0 2021 Senior Notes (Fixed 5.125%) 950 2025 Capital Leases 44 Total 2,744 Less: Available Cash (265) Net Debt $2,479 Net Debt / Adjusted EBITDA (Target 3x) 2.8 Corporate Credit Ratings: S&P BB-, Moodys B1 LIBOR Interest Rate Caps $800M notional amt Expire 9/30/19 2.00% LIBOR cap $400M notional amt Expire 3/31/19 2.00% LIBOR cap 5

2018 Outlook ANNUAL GUIDANCE 2018 Low 2018 High 2017 Net income $329.0 $349.7 $362.0 Add back: Income tax expense $115.6 $122.9 $36.0 Interest expense, net of interest income $191.0 $191.0 $162.6 Depreciation and amortization $268.0 $268.0 $264.6 EBITDA $903.6 $931.6 $825.2 Total addbacks, net ($8.6) ($6.6) $12.8 Adjusted EBITDA $895.0 $925.0 $838.0 Effective tax rate 26% 26% 9% Net income per share – diluted $2.40 $2.55 $2.62 Capital expenditures $185.0 $185.0 $152.2 Cash taxes $125.0 $125.0 $131.8 Cash interest on corporate debt $130.0 $130.0 $110.9 Operating adjusted net income per share - diluted $2.89 $3.04 $2.50 Weighted average diluted shares 137 137 138 6

S e c o n d Q u a r t e r R e s u l t s APPENDIX 7

KAR Q2 2018 Highlights ($ in millions, except per share amounts) Q2 Q2 KAR Highlights* 2018 2017 Total operating revenues $956.6 $858.0 $8.7M acquisitions Gross profit** $425.3 $376.3 % of revenue 44.5% 43.9% SG&A $182.8 $154.6 $16.5M acquired SG&A EBITDA $242.8 $195.5 Adjusted EBITDA $242.2 $223.5 2017 addbacks include credit facility refinance Net Income $93.2 $57.2 Net income per share - diluted $0.69 $0.41 Operating adjusted net income per share - $0.82 $0.65 diluted Weighted average diluted shares 135.6 138.4 Repurchased 0.9M shares 2Q18 Dividends declared per common share $0.35 $0.32 Effective tax rate 27.4% 37.2% Capital expenditures $41.5 $38.2 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended June 30, 2018. ** Exclusive of depreciation and amortization 8

ADESA Q2 2018 Highlights ($ in millions, except RPU) Q2 Q2 ADESA Highlights* 2018 2017 Revenue $538.3 $489.2 +$8.7M acquisitions Gross profit** $231.1 $210.5 % of revenue 42.9% 43.0% SG&A $108.3 $85.2 8% growth excluding $16.5M of acquired SG&A EBITDA $119.5 $123.3 Adjusted EBITDA $127.8 $130.6 2% decrease % of revenue 23.7% 26.7% Vehicles sold 907,000 830,000 9% growth; 6% excluding acquisitions Physical vehicles sold 561,000 585,000 -4% growth Online only volume 346,000 245,000 41% growth; 29% excluding acquisitions (30,000) Continued off-lease increase displaced dealer Dealer consignment mix % (physical only) 43% 46% consignment Conversion rate (N.A. physical) 62.4% 61.1% Increased commercial mix Physical RPU $839 $748 Excludes purchased vehicles Online only RPU $118 $105 Excludes ADESA Assurance * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended June 30, 2018. ** Exclusive of depreciation and amortization 9

IAA Q2 2018 Highlights ($ in millions) Q2 Q2 IAA Highlights* 2018 2017 Revenue $333.2 $298.7 Gross profit** $132.1 $117.2 % of revenue 39.6% 39.2% Excluding HBC 40.2% in Q2 2017 and Q2 2018 SG&A $28.7 $27.5 EBITDA $104.2 $90.2 Adjusted EBITDA $105.1 $90.5 % of revenue 31.5% 30.3% Vehicles sold 623,000 580,000 +7% volume Inventory growth (N.A.) 2% 9% % Purchased contract vehicles 4% 5% Reduced HBC purchase vehicles * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended June 30, 2018. ** Exclusive of depreciation and amortization 10

AFC Q2 2018 Highlights ($ in millions, except for revenue per loan transaction) Q2 Q2 Highlights* AFC 2018 2017 Interest and fee income $80.5 $70.0 Other revenue $3.3 $3.0 Provision for credit losses ($7.1) ($11.4) Other service revenue $8.4 $8.5 PWI revenue Total AFC revenue $85.1 $70.1 +20% revenue per LTU Gross profit** $62.1 $48.6 % of revenue 73.0% 69.3% SG&A $7.5 $7.3 EBITDA $54.5 $41.3 Adjusted EBITDA $42.4 $33.8 25% increase Loan transactions 435,000 416,000 Revenue per loan transaction unit (LTU)*** $177 $148 $193 vs $175 prior year excluding provision for credit losses Provision for credit losses % of finance receivables 1.5% 2.6% Managed receivables $1,958.6 $1,736.5 Increasing vehicle values $1,358.0 $1,224.9 Obligations collateralized by finance receivables * For a more complete explanation of these changes, see the MD&A in the company’s supplemental financial information and Form 10-Q, both for the three months ended June 30, 2018. ** Exclusive of depreciation and amortization 11 *** Excludes "Other service revenue"

Y e a r - to- D a t e R e s u l t s APPENDIX 12

KAR Six Months Ended June 30, 2018 Highlights ($ in millions, except per share amounts) YTD YTD KAR Highlights* 2018 2017 Total operating revenues $1,907.1 $1,724.6 $15.7M acquisitions Gross profit** $840.8 $741.7 % of revenue 44.1% 43.0% SG&A $370.2 $312.0 $32.8M acquired SG&A EBITDA $470.8 $403.5 Adjusted EBITDA $471.6 $434.1 Net Income $183.2 $126.4 Net income per share - diluted $1.35 $0.91 Operating adjusted net income per share - $1.64 $1.28 diluted Weighted average diluted shares 135.8 138.4 Repurchased 0.9M shares 2Q18 Dividends declared per common share $0.70 $0.64 Effective tax rate 25.2% 35.0% Capital expenditures $80.2 $75.4 * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the six months ended June 30, 2018. ** Exclusive of depreciation and amortization 13

ADESA Six Months Ended June 30, 2018 Highlights ($ in millions, except RPU) YTD YTD ADESA Highlights* 2018 2017 Revenue $1,066.4 $987.2 +$15.7M acquisitions Gross profit** $453.2 $417.6 % of revenue 42.5% 42.3% SG&A $217.1 $172.5 7% growth excluding $32.8M of acquired SG&A EBITDA $228.5 $240.0 Adjusted EBITDA $246.9 $255.6 3% decrease % of revenue 23.2% 25.9% Vehicles sold 1,785,000 1,648,000 8% growth; 5% excluding acquisitions Physical vehicles sold 1,130,000 1,188,000 -5% growth Online only volume 655,000 460,000 42% growth; 31% excluding acquisitions (52,000) Continued off-lease increase displaced dealer Dealer consignment mix % (physical only) 42% 45% consignment Conversion rate (N.A. physical) 62.5% 61.4% Increased commercial mix Physical RPU $829 $751 Excludes purchased vehicles Online only RPU $117 $108 Excludes ADESA Assurance * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the six months ended June 30, 2018. ** Exclusive of depreciation and amortization 14

IAA Six Months Ended June 30, 2018 Highlights ($ in millions) YTD IAA YTD 2018 Highlights* 2017 Revenue $670.5 $596.1 Gross profit** $262.7 $225.5 % of revenue 39.2% 37.8% Excluding HBC 39.7% vs 38.8% prior year SG&A $59.2 $53.4 EBITDA $204.3 $173.0 Adjusted EBITDA $206.8 $174.3 % of revenue 30.8% 29.2% Vehicles sold 1,266,000 1,171,000 +8% volume Inventory growth (N.A.) 2% 9% % Purchased contract vehicles 4% 5% Reduced HBC purchase vehicles * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the six months ended June 30, 2018. ** Exclusive of depreciation and amortization 15

AFC Six Months Ended June 30, 2018 Highlights ($ in millions, except for revenue per loan transaction) YTD YTD Highlights* AFC 2018 2017 Interest and fee income $162.4 $141.3 Other revenue $6.2 $5.9 Provision for credit losses ($14.8) ($22.5) Other service revenue $16.4 $16.6 PWI revenue Total AFC revenue $170.2 $141.3 +20% revenue per LTU Gross profit** $124.9 $98.6 % of revenue 73.4% 69.8% SG&A $15.5 $15.2 EBITDA $109.3 $83.4 Adjusted EBITDA $86.3 $68.3 26% increase Loan transactions 899,000 872,000 Revenue per loan transaction unit (LTU)*** $171 $143 $188 vs $169 prior year excluding provision for credit losses Provision for credit losses % of finance receivables 1.5% 2.6% Managed receivables $1,958.6 $1,736.5 Increasing vehicle values $1,358.0 $1,224.9 Obligations collateralized by finance receivables * For a more complete explanation of these changes, see the MD&A in the company’s supplemental financial information and Form 10-Q, both for the six months ended June 30, 2018. ** Exclusive of depreciation and amortization 16 *** Excludes "Other service revenue"

H I S T O R I C A L D A T A APPENDIX 17

ADESA Metrics - Annual 2017 2016 2015 2014 2013 Revenue2 $1,937.5 $1,765.3 $1,427.8 $1,271.0 $1,165.5 Total Volume 3,180 2,885 2,465 2,198 2,055 Online Only Volume 938 743 592 495 407 Total Online Volume % 46% 42% 40% 38% 35% Physical Conversion % (N.A.) 60.4% 58.0% 58.3% 58.2% 56.9% Dealer Consignment Mix % (Physical) 45% 48% 50% 51% 51% Physical RPU1 $775 $753 $701 $685 $649 Online RPU1 $113 $110 $102 $104 $119 Gross Margin2 42.0% 41.3% 41.4% 41.3% 41.9% 1 Excluding Acquired Vehicles 2 Includes purchased vehicles 18

ADESA Metrics - Quarter 2Q18 1Q18 4Q17 3Q17 2Q17 1Q17 4Q16 3Q16 2Q16 Revenue2 $538.3 $528.1 $473.2 $477.1 $489.2 $498.0 $442.3 $457.4 $450.8 Total Volume 907 878 744 788 830 818 700 732 750 Online Only Volume 346 309 237 241 245 215 177 180 198 Total Online Volume % 54% 52% 49% 46% 46% 44% 43% 41% 41% Physical Conversion % 62.4% 62.6% 57.3% 61.3% 61.1% 61.8% 54.9% 57.2% 59.1% (N.A.) Dealer Consignment Mix 43% 41% 44% 47% 46% 44% 45% 50% 49% % (Physical) Physical RPU1 $839 $820 $822 $781 $748 $755 $773 $758 $742 Online RPU1 $118 $117 $122 $112 $105 $111 $115 $108 $109 Gross Margin2 42.9% 42.1% 40.5% 42.9% 43.0% 41.6% 39.1% 41.1% 42.5% 1 Excluding Acquired Vehicles 2 Includes purchased vehicles 19

Used Vehicle Value Indices - Quarterly YoY Index Change Age 2Q17 3Q17 4Q17 1Q18 2Q18 Industry All +3.7% +1.9% +2.3% +0.0% -0.6% JCP/NADA 0-8 yrs -4.5% -2.6% -0.1% +0.8% +3.3% Black Book 2-6 yrs -5.1% -3.5% -0.8% -0.9% -0.1% RVI 2-5 yrs -5.6% -2.7% +0.1% +0.1% +2.4% • Increased industry (commercial) volumes drive average industry transaction wholesale prices higher (ADESA) • Revenue per unit sold increased as a result of increased commercial mix (ADESA) • Declining used car values increase likelihood of total losses (IAA) 20

IAA Metrics - Annual 2017 2016 2015 2014 2013 Revenue $1,219.2 $1,098.0 $994.4 $895.9 $830.0 Total Volume 2,369 2,184 1,970 1,732 1,616 Inventory Growth (North America) 3% 25% 14% 20% -3% Purchased Vehicle Mix % 5% 7% 7% 6% 7% Gross Profit $441.1 $390.0 $360.8 $340.2 $284.1 Gross Margin (IAA) 36.2% 35.5% 36.3% 38.0% 34.2% Gross Margin (North America) 36.9% 36.7% 37.0% 38.0% 34.2% 21

IAA Six Months Ended June 30, 2018 Gross Profit ($ in millions) Six Months Ended Six Months Ended June 30, 2018 June 30, 2017 IAA HBC Total IAA HBC Total Revenue $652.5 $18.0 $670.5 $573.1 $23.0 $596.1 Cost of Services** $393.4 $14.4 $407.8 350.8 19.8 370.6 Gross Profit** $259.1 $3.6 $262.7 $222.3 $3.2 $225.5 % of Revenue 39.7% 20.0% 39.2% 38.8% 13.9% 37.8% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the six months ended June 30, 2018. ** Exclusive of depreciation and amortization 22

IAA Metrics - Quarter 2Q18 1Q18 4Q17 3Q17 2Q17 1Q17 4Q16 3Q16 2Q16 Revenue $333.2 $337.3 $335.4 $287.7 $298.7 $297.4 $302.6 $261.0 $264.8 Total Volume 623 643 635 562 580 592 610 516 523 Inventory Growth (North 2% 4% 3% 12% 9% 17% 25% 22% 11% America) Purchased Vehicle Mix % 4% 4% 4% 5% 5% 5% 6% 7% 6% Gross Profit $132.1 $130.6 $112.7 $102.9 $117.2 $108.3 $103.9 $92.5 $97.5 Gross Margin (IAA) 39.6% 38.7% 33.6% 35.8% 39.2% 36.4% 34.3% 35.4% 36.8% Gross Margin (North 40.2% 39.2% 33.9% 36.3% 40.2% 37.4% 35.1% 36.6% 38.4% America) 23

IAA Q2 2018 Gross Profit ($ in millions) Three Months Ended Three Months Ended June 30, 2018 June 30, 2017 IAA HBC Total IAA HBC Total Revenue $324.9 $8.3 $333.2 $288.5 $10.2 $298.7 Cost of Services** $194.3 $6.8 $201.1 172.6 8.9 181.5 Gross Profit** $130.6 $1.5 $132.1 $115.9 $1.3 $117.2 % of Revenue 40.2% 18.1% 39.6% 40.2% 12.7% 39.2% * For a more complete explanation of these changes, see the MD&A in the company's supplemental financial information and Form 10-Q, both for the three months ended June 30, 2018. ** Exclusive of depreciation and amortization 24

AFC Metrics - Annual 2017 2016 2015 2014 2013 Revenue $301.3 $286.8 $268.4 $250.1 $224.7 Loan Transaction Units (LTU) 1,688 1,718 1,607 1,445 1,355 Revenue per Loan Transaction, $159 $148 $150 $155 $157 Excluding “Other Service Revenue” Ending Managed Finance Receivables $1,912.6 $1,792.2 $1,641.0 $1,371.1 $1,107.6 Ending Obligations Collateralized by $1,358.1 $1,280.3 $1,189.0 $859.3 $763.3 Finance Receivables % Vehicles Purchased at Auction 85% 83% 84% 84% 83% Active Dealers 12,400 12,200 11,300 10,100 9,300 Vehicles per active dealer 15 15 16 16 14 Average Credit Line $250,000 $260,000 $230,000 $219,000 $185,000 Avg Value Outstanding per Vehicle $9,900 $9,500 $9,100 $8,630 $8,360 25

AFC Metrics - Quarter 2Q18 1Q18 4Q17 3Q17 2Q17 1Q17 4Q16 3Q16 2Q16 Revenue $85.1 $85.1 $81.8 $78.2 $70.1 $71.2 $68.8 $71.2 $72.9 Loan Transaction Units 435 464 414 402 416 456 417 426 422 (LTU) Revenue per Loan Transaction, Excluding $177 $166 $178 $174 $148 $138 $145 $148 $154 “Other Service Revenue” Ending Managed Finance $1,958.6 $1,933.2 $1,912.6 $1,809.2 $1,736.5 $1,760.7 $1,792.2 $1,785.4 $1,738.6 Receivables Ending Obligations Collateralized by Finance $1,358.0 $1,354.2 $1,358.1 $1,259.3 $1,224.9 $1,241.8 $1,280.3 $1,275.1 $1,231.2 Receivables 26

AFC Provision for Credit Losses - Annual 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 Ending Managed $1,912.6 $1,792.2 $1,641.0 $1,371.1 $1,107.6 $1,004.2 $883.2 $771.6 $613.0 $506.6 $847.9 Receivables Average Managed $1,802.2 $1,732.5 $1,474.9 $1,208.4 $1,051.4 $925.8 $798.8 $688.6 $516.4 $744.4 $835.3 Receivables Provision for Credit $33.9 $30.7 $16.0 $12.3 $9.6 $7.2 $6.1 $11.2 $17.1 $44.7 $25.0 Losses % of Managed 1.9% 1.8% 1.1% 1.0% 0.9% 0.8% 0.8% 1.6% 3.3% 6.0% 3.0% Receivables 27

AFC Provision for Credit Losses - Quarterly 2Q18 1Q18 4Q17 3Q17 2Q17 1Q17 4Q16 3Q16 2Q16 Ending Managed $1,958.6 $1,933.2 $1,912.6 $1,809.2 $1,736.5 $1,760.7 $1,792.2 $1,785.4 $1,738.6 Receivables Average Managed $1,945.9 $1,922.9 $1,860.9 $1,772.9 $1,748.6 $1,776.5 $1,788.8 $1,762.0 $1,722.1 Receivables Provision for $7.1 $7.7 $6.4 $5.0 $11.4 $11.1 $11.7 $8.0 $5.5 Credit Losses % of Managed 1.5% 1.6% 1.4% 1.1% 2.6% 2.5% 2.6% 1.8% 1.3% Receivables 28

A P P E N D I X APPENDIX 29

Non-GAAP Financial Measures EBITDA is defined as net income (loss), plus interest expense net of interest income, income tax provision (benefit), depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for the items of income and expense and expected incremental revenue and cost savings as described in the company's senior secured credit agreement covenant calculations. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal measures of performance used by the company’s creditors. In addition, management uses EBITDA and Adjusted EBITDA to evaluate the company’s performance. Depreciation expense for property and equipment and amortization expense of capitalized internally developed software costs relate to ongoing capital expenditures; however, amortization expense associated with acquired intangible assets, such as customer relationships, software, tradenames and non-compete agreements are not representative of ongoing capital expenditures, but have a continuing effect on our reported results. Non-GAAP financial measures of operating adjusted net income and operating adjusted net income per share, in the opinion of the company, provide comparability to other companies that may not have incurred these types of non-cash expenses or that report a similar measure. In addition, net income and net income per share have been adjusted for certain other charges, as seen in the following reconciliation. EBITDA, Adjusted EBITDA, operating adjusted net income and operating adjusted net income per share have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP. These measures may not be comparable to similarly titled measures reported by other companies. 30

Q2 2018 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended June 30, 2018 ADESA IAA AFC Corporate Consolidated Net income (loss) $60.0 $52.4 $27.7 ($46.9) $93.2 Add back: Income taxes 23.5 17.6 9.3 (15.2) 32.5 Interest expense, net of interest income 0.4 - 14.7 32.4 47.5 Depreciation and amortization 31.3 24.7 3.5 7.4 66.9 Intercompany interest 4.3 9.5 (0.7) (13.1) - EBITDA $119.5 $104.2 $54.5 ($35.4) $242.8 Intercompany charges 3.3 - - (3.3) - Non-cash stock-based compensation 2.3 0.9 0.6 1.5 5.3 Acquisition related costs 1.0 - - 0.5 1.5 Securitization interest - - (12.7) - (12.7) Severance 0.9 0.1 - - 1.0 IAA separation costs - - - 3.6 3.6 Other 0.8 (0.1) - - 0.7 Total Addbacks 8.3 0.9 (12.1) 2.3 (0.6) Adjusted EBITDA $127.8 $105.1 $42.4 ($33.1) $242.2 Revenue $538.3 $333.2 $85.1 – $956.6 Adjusted EBITDA % margin 23.7% 31.5% 49.8% 25.3% 31

Q2 2017 Adjusted EBITDA Reconciliation ($ in millions) Three Months ended June 30, 2017 ADESA IAA AFC Corporate Consolidated Net income (loss) $53.7 $37.3 $20.3 ($54.1) $57.2 Add back: Income taxes 33.8 20.6 12.5 (33.0) 33.9 Interest expense, net of interest income (0.1) – 10.5 29.5 39.9 Depreciation and amortization 26.9 22.9 7.8 6.9 64.5 Intercompany interest 9.0 9.4 (9.8) (8.6) – EBITDA $123.3 $90.2 $41.3 ($59.3) $195.5 Intercompany charges 2.5 – – (2.5) – Non-cash stock-based compensation 1.7 0.9 0.6 2.2 5.4 Loss on extinguishment of debt – – – 27.5 27.5 Acquisition related costs 0.8 – – 0.7 1.5 Securitization interest – – (8.2) – (8.2) Minority interest 1.0 – – – 1.0 Severance 0.7 – 0.1 – 0.8 Other 0.6 (0.6) – – – Total Addbacks 7.3 0.3 (7.5) 27.9 28.0 Adjusted EBITDA $130.6 $90.5 $33.8 ($31.4) $223.5 Revenue $489.2 $298.7 $70.1 – $858.0 Adjusted EBITDA % margin 26.7% 30.3% 48.2% 26.0% 32

YTD 2018 Adjusted EBITDA Reconciliation ($ in millions) Six Months ended June 30, 2018 ADESA IAA AFC Corporate Consolidated Net income (loss) $114.2 $102.7 $53.4 ($87.1) $183.2 Add back: Income taxes 39.0 33.9 17.7 (29.0) 61.6 Interest expense, net of interest income 0.8 - 28.1 59.9 88.8 Depreciation and amortization 62.5 48.8 11.3 14.6 137.2 Intercompany interest 12.0 18.9 (1.2) (29.7) - EBITDA $228.5 $204.3 $109.3 ($71.3) $470.8 Intercompany charges 7.7 - - (7.7) - Non-cash stock-based compensation 4.4 1.9 1.1 4.6 12.0 Acquisition related costs 2.4 - - 1.3 3.7 Securitization interest - - (24.1) - (24.1) Severance 2.4 0.1 - - 2.5 IAA separation costs - - - 4.7 4.7 Other 1.5 0.5 - - 2.0 Total Addbacks 18.4 2.5 (23.0) 2.9 0.8 Adjusted EBITDA $246.9 $206.8 $86.3 ($68.4) $471.6 Revenue $1,066.4 $670.5 $170.2 – $1,907.1 Adjusted EBITDA % margin 23.2% 30.8% 50.7% 24.7% 33

YTD 2017 Adjusted EBITDA Reconciliation ($ in millions) Six Months ended June 30, 2017 ADESA IAA AFC Corporate Consolidated Net income (loss) $105.0 $69.5 $41.2 ($89.3) $126.4 Add back: Income taxes 62.8 38.6 24.3 (57.7) 68.0 Interest expense, net of interest income – – 20.8 59.3 80.1 Depreciation and amortization 54.0 46.1 15.6 13.3 129.0 Intercompany interest 18.2 18.8 (18.5) (18.5) – EBITDA $240.0 $173.0 $83.4 ($92.9) $403.5 Intercompany charges 5.1 – – (5.1) – Non-cash stock-based compensation 3.2 1.8 1.1 5.3 11.4 Loss on extinguishment of debt – – – 27.5 27.5 Acquisition related costs 2.5 – – 1.1 3.6 Securitization interest – – (16.3) – (16.3) Minority interest 2.7 – – – 2.7 Severance 1.2 0.2 0.1 – 1.5 Other 0.9 (0.7) – – 0.2 Total Addbacks 15.6 1.3 (15.1) 28.8 30.6 Adjusted EBITDA $255.6 $174.3 $68.3 ($64.1) $434.1 Revenue $987.2 $596.1 $141.3 – $1,724.6 Adjusted EBITDA % margin 25.9% 29.2% 48.3% 25.2% 34

Operating Adjusted Net Income per Share Reconciliation ($ in millions, except per share amounts), (unaudited) Three Months ended Six Months ended June 30, June 30, 2018 2017 2018 2017 Net income $93.2 $57.2 $183.2 $126.4 Acquired amortization expense 22.0 25.7 48.9 50.9 IAA separation costs 3.6 – 4.7 – Loss on extinguishment of debt – 27.5 – 27.5 Income taxes (1) (7.0) (19.8) (13.5) (27.4) Operating adjusted net income $111.8 $90.6 $223.3 $177.4 Net income per share − diluted $0.69 $0.41 $1.35 $0.91 Acquired amortization expense 0.16 0.19 0.36 0.37 IAA separation costs 0.03 – 0.03 – Loss on extinguishment of debt – 0.20 – 0.20 Income taxes (0.06) (0.15) (0.10) (0.20) Operating adjusted net income per share − diluted $0.82 $0.65 $1.64 $1.28 Weighted average diluted shares 135.6 138.4 135.8 138.4 (1) The effective tax rate at the end of each period presented was used to determine the amount of income tax on the adjustments to net income. 35

Q2 2018 ADESA Incremental Operating Profit Margin Analysis Incremental Operating Profit % ($ in millions) ADESA IMPACT OF REPORTED EXCLUDING ACQUISITIONS ACQUISITIONS Q2 2018 Revenue $538.3 $8.7 $529.6 Operating Profit $91.5 ($14.8) $106.3 Operating Profit % 17.0% (170.1%) 20.1% Q2 2017 Revenue $489.2 Operating Profit $98.4 Operating Profit % 20.1% Q2 2018 Reported Growth Reported Revenue Growth $49.1 Reported Operating Profit Growth ($6.9) Incremental Operating Margin (14.1%) Q2 2018 Excluding Acquisitions Revenue Growth $40.4 Operating Profit Growth $7.9 Incremental Operating Margin 19.6% 36

YTD 2018 ADESA Incremental Operating Profit Margin Analysis Incremental Operating Profit % ($ in millions) ADESA IMPACT OF REPORTED EXCLUDING ACQUISITIONS ACQUISITIONS YTD 2018 Revenue $1,066.4 $15.7 $1,050.7 Operating Profit $173.6 ($30.8) $204.4 Operating Profit % 16.3% (196.2%) 19.5% YTD 2017 Revenue $987.2 Operating Profit $191.1 Operating Profit % 19.4% YTD 2018 Reported Growth Reported Revenue Growth $79.2 Reported Operating Profit Growth ($17.5) Incremental Operating Margin (22.1%) YTD 2018 Excluding Acquisitions Revenue Growth $63.5 Operating Profit Growth $13.3 Incremental Operating Margin 20.9% 37

Q2 2018 IAA Incremental Operating Profit Margin Analysis Incremental Operating Profit % ($ in millions) REPORTED Q2 2018 Revenue $333.2 Operating Profit $78.7 Operating Profit % 23.6% Q2 2017 Revenue $298.7 Operating Profit $66.8 Operating Profit % 22.4% Q2 2018 Reported Growth Reported Revenue Growth $34.5 Reported Operating Profit Growth $11.9 Incremental Operating Margin 34.5% 38

YTD 2018 IAA Incremental Operating Profit Margin Analysis Incremental Operating Profit % ($ in millions) REPORTED YTD 2018 Revenue $670.5 Operating Profit $154.7 Operating Profit % 23.1% YTD 2017 Revenue $596.1 Operating Profit $126.0 Operating Profit % 21.1% YTD 2018 Reported Growth Reported Revenue Growth $74.4 Reported Operating Profit Growth $28.7 Incremental Operating Margin 38.6% 39

Q2 2018 AFC Incremental Operating Profit Margin Analysis Incremental Operating Profit % ($ in millions) REPORTED Q2 2018 Revenue $85.1 Operating Profit $51.1 Operating Profit % 60.0% Q2 2017 Revenue $70.1 Operating Profit $33.5 Operating Profit % 47.8% Q2 2018 Reported Growth Reported Revenue Growth $15.0 Reported Operating Profit Growth $17.6 Incremental Operating Margin 117.3% 40

YTD 2018 AFC Incremental Operating Profit Margin Analysis Incremental Operating Profit % ($ in millions) REPORTED YTD 2018 Revenue $170.2 Operating Profit $98.1 Operating Profit % 57.6% YTD 2017 Revenue $141.3 Operating Profit $67.8 Operating Profit % 48.0% YTD 2018 Reported Growth Reported Revenue Growth $28.9 Reported Operating Profit Growth $30.3 Incremental Operating Margin 104.8% 41